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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): July 9, 1999


                           COLTEC INDUSTRIES INC
           (Exact name of registrant as specified in its charter)


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        Pennsylvania                  1-7568              13-1846375
(State or other jurisdiction (Commission File Number)  (I.R.S. Employer
     of incorporation)                               Identification Number)

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                             3 Coliseum Centre
                           2550 West Tyvola Road
                      Charlotte, North Carolina 28217
            (Address of principal executive offices) (Zip code)


     Registrant's telephone number, including area code: (704) 423-7000

                                    N/A

       (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS

On July 8, 1999, Coltec Industries Inc ("Coltec"), The B.F.Goodrich Company ("BFGoodrich") and AlliedSignal, Inc. ("AlliedSignal") issued a press release (the "Press Release") jointly announcing that they have settled the lawsuit filed by AlliedSignal, Inc. on February 26, 1999 in the United States District Court for the Northern District of Indiana that sought to prevent the merger transaction (the "Merger") between BFGoodrich and Coltec. As previously disclosed, Crane Co. ("Crane") later brought a separate lawsuit that was consolidated with the AlliedSignal lawsuit. In addition, as previously disclosed, the presiding judge, the Honorable Allen Sharp, issued a preliminary injunction order on April 30, 1999, enjoining BFGoodrich and Coltec from closing the Merger. Judge Sharp has scheduled a hearing on Monday, July 12, to determine how the Crane lawsuit will proceed and whether the preliminary injunction will continue. The Press Release is attached hereto as an Exhibit and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements

     None.

(b)  Pro Forma Financial Information

     None.

(c)  Exhibits

     See Exhibit Index


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                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            COLTEC INDUSTRIES INC
                            (Registrant)

Date:  July 9, 1999         By:   /s/ Robert J. Tubbs
                                 --------------------
                                 Robert J. Tubbs
                                 Executive Vice President, General Counsel
                                 and Secretary


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                               EXHIBIT INDEX

Exhibit No.                         Description of Exhibit

1.1                                 Press Release dated July 8, 1999

                                                                EXHIBIT 1.1



COMPANIES ANNOUNCE SETTLEMENT INVOLVING
BF GOODRICH/COLTEC MERGER


RICHFIELD, OHIO - July 8, 1999 - The BF Goodrich Company, Coltec
Industries, Inc., and Allied Signal Inc. jointly announced today that they have settled the AlliedSignal lawsuit opposing the merger between BFGoodrich and Coltec. Judge Sharp has scheduled a hearing on Monday, July 12, at 1:30 p.m. to determine how the Crane Co. lawsuit will proceed and whether the preliminary injunction will continue.

          The provisions of the settlement include business benefits to all parties. BFGoodrich agrees to honor Coltec's strategic marketing alliance with AlliedSignal for jointly marketing landing gear and wheels and brakes when integrated system bids are requested. The strategic alliance will remain in effect for the balance of the original ten-year term and appropriate safeguards will be implemented to protect confidential information. In addition, BFGoodrich will become AlliedSignal's landing gear supplier whenever AlliedSignal bids an integrated system. Under the settlement agreement, AlliedSignal will also be given the right of first refusal to purchase any material assets for the design, testing or manufacture of landing gear that BFGoodrich decides to divest. Other aspects of the settlement were not disclosed.

          BFGoodrich Executive Vice President and President of BFGoodrich Aerospace Marshall Larsen said, "The agreement with AlliedSignal will promote a continuing relationship that will be beneficial to BFGoodrich, AlliedSignal and the aerospace industry as a whole. We look forward to the continued growth of our wheel and brake and other aerospace businesses."

          AlliedSignal Aircraft Landing Systems Vice President and General Manager Carl Montalbine stated, "This settlement agreement protects our wheel and brakes business in South Bend by ensuring that AlliedSignal has long-term access to landing gear and can continue to serve as a landing systems integrator. The settlement provides both protections and new business opportunities that will strengthen AlliedSignal's landing systems business."



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For more information, contact:

At BFGoodrich:      Rob Jewell (330) 659-7999 (office);
                               (330) 666-0982 (home);

                    John Bingle (330) 659-7788

At Coltec:          Kevin Ramundo (704) 423-7024 (office);
                                  (704) 552-5894 (home);
                                  (704) 905-7892 (cell phone)

At AlliedSignal:    Tom Crane (973) 455-4732


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